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                                                                   EXHIBIT 10.2


                                FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

         THIS FIRST AMENDMENT (the "First Amendment") to the Employment Agreement, dated as of February 14, 1997, between Capstar Broadcasting Partners, Inc., a Delaware corporation ("Capstar Partners") and R. Steven Hicks (the "Employment Agreement"), is entered into effective July 1, 1997, by and among the Company, R. Steven Hicks, and Capstar Broadcasting Corporation, a Delaware Corporation ("Capstar Broadcasting").

                                   RECITALS:

         WHEREAS, the stockholders of Capstar Partners effected an exchange of all shares of Capstar Partners for all shares of Capstar Broadcasting (the "Exchange");

         WHEREAS, as a result of the Exchange, Capstar Partners become a wholly-owned subsidiary of Capstar Broadcasting;

         WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated June 16, 1997, among Capstar Broadcasting, GulfStar Communications, Inc., a Delaware corporation ("GulfStar"), CBC-GulfStar Merger Sub, Inc., a Delaware corporation ("Mergeco"), and the securityholders listed therein, GulfStar merged with and into Mergeco with Mergeco being the surviving corporation (the "Merger");

         WHEREAS, concurrently herewith, R. Steven Hicks' employment agreement with GulfStar has been terminated;

         WHEREAS, in connection with the Exchange and the Merger, the parties to the Employment Agreement desire to amend the Employment Agreement as provided herein; and

         WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Employment Agreement.


                                  AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

         1. As of and after the date hereof, Capstar Partners shall not be a party to the Employment Agreement. All references in the Employment Agreement to Capstar Partners shall hereby be deemed, as of and after the date hereof, to refer to Capstar Broadcasting for all purposes.
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         2.      Capstar Broadcasting hereby assumes and agrees to perform and discharge all of the Capstar Partners' duties and obligations under the Employment Agreement that are to be performed after the date hereof.

         3. The first sentence of Section 2(b)(i) shall be amended and restated in its entirety to read as follows:

                 During the term of the Executive's employment, the Executive shall receive an annual base salary ("Annual Base Salary"), which shall be paid in accordance with the customary payroll practices of the Company, at least equal to $500,000.

         4. The first sentence of Section 2(b)(ix) shall be amended and restated in its entirety to read as follows:

                 In addition to any benefits the Executive may receive pursuant to paragraph 2(b)(iii), as may be determined appropriate by the Board of Directors of the Company, the Company may, from time to time, grant Executive stock options (the "Executive Options") exercisable for shares of capital stock of the Company and subject to the terms of this Agreement, such Executive Options shall have such terms and provisions as may be determined appropriate by the Board of Directors of the Company. Any such Executive Options will be granted under the Company's 1997 Stock Option Plan (the "Stock Option Plan").

         5. Except as herein specifically amended or supplemented, the Employment Agreement shall continue in full force and effect in accordance with its terms.

         6. This First Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

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         IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment as of the date first written above.

                                      CAPSTAR BROADCASTING PARTNERS, INC.


                                      By: /s/  WILLIAM S. BANOWSKY, JR.
                                          -----------------------------------
                                               William S. Banowsky, Jr.
                                               Executive Vice President



                                      CAPSTAR BROADCASTING CORPORATION


                                      By: /s/  WILLIAM S. BANOWSKY, JR.
                                          -----------------------------------
                                               William S. Banowsky, Jr.
                                               Executive Vice President





                                      /s/ R. STEVEN HICKS
                                      ---------------------------------------
                                      R. Steven Hicks